FIRST FUNDS
FIRST CALIBER EQUITY
FIRST STERLING INCOME
Class A
Trust Class
Supplement dated May 29, 2008
to the Prospectus dated August 28, 2007
The following represents a change to the Principal Portfolio Managers section on page 30 of the prospectus:
Alfred Shepard is the Principal Portfolio Manager responsible for the day-to-day management of First Caliber Equity and First Sterling Income. From March 2006 to March 2008, Mr. Shepard served as a senior portfolio manager for Tapke Asset Management. From December 2004 to October 2005, Mr. Shepard served as a co-manager for National Asset Management at Invesco. For approximately sixteen years prior thereto, he managed individual and institutional assets for PNC Bank. The Statement of Additional Information provides additional information about Mr. Shepard’s compensation, other accounts managed, and ownership of Fund shares.
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FIRST FUNDS
FIRST CALIBER EQUITY
FIRST STERLING INCOME
Class A
Trust Class
Supplement dated May 29, 2008
to the Statement of Additional Information dated August 28, 2007
Alfred Shepard is the Portfolio Manager for First Caliber Equity and First Sterling Income. Accordingly, the first three paragraphs in the “Portfolio Managers” section under the heading “MANAGEMENT OF THE FUNDS” on page 26 of the Statement of Additional Information are deleted and replaced with the following:
Alfred Shepard is the portfolio manager primarily responsible for the day-to-day management of the Equity and Bond Funds. Mr. Shepard manages no other registered investment company accounts or other pooled investment vehicles.
Mr. Shepard receives from the Advisor compensation in the form of a base salary. Mr. Shepard is eligible to participate in other incentives, stock awards, options and other benefits available to all employees of the Advisor.
As of April 30, 2008, Mr. Shepard does not own shares of the Funds.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE